                                 EXHIBIT 99.2

                  CENTRAL ENGINEERING COMPANY AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)

         ASSETS                                      SEPTEMBER 30   SEPTEMBER 30
                                                        1997             1996
                                                      ---------        ---------
CURRENT ASSETS
 Cash including temporary                             2,004,117        1,895,735
 investment of $1,754,425
 at September, 1997 and
 $1,535,538 at September,
 1996
Accounts receivable
 Amounts due currently,
 less allowance for doubtful
 accounts-$130,000                                    3,471,114        3,012,517
 Retained percentages                                   152,336          260,565
 Miscellaneous                                          671,470          343,038
Costs and estimated profits
 in excess of billings on
 uncompleted contracts                                1,577,366        2,793,535
Inventories                                             565,784          314,681
Prepaid expenses and other                               75,596           61,465
Income taxes receivable                                 177,012          546,129
                                                      ---------        ---------

         Total current assets                         8,694,795        9,227,665


PROPERTY AND EQUIPMENT, at cost
 Engineering and production                           2,030,961        1,991,923
 Transportation                                          86,656           86,656
 Office                                                 430,769          412,511
 Leasehold improvements                                 445,178          445,178
                                                      ---------        ---------

                                                      2,993,564        2,936,268
 Less accumulated
 depreciation                                         2,557,428        2,391,103
                                                      ---------        ---------

                                                        436,136          545,165
                                                      ---------        ---------


                                                     9,130,931         9,772,830
                                                    ==========        ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                       SEPTEMBER 30 SEPTEMBER 30
                                                            1997        1996
                                                       ------------  -----------
CURRENT LIABILITIES
 Notes payable                                                 0               0
 Accounts payable                                      1,175,488       1,227,375
 Customer deposits                                             0         750,886
 Billings in excess of
  costs and estimated
  profits on uncompleted
  contracts                                            3,777,122       3,384,160
 Accrued liabilities                                     643,249       1,256,201
                                                       ---------       ---------
         Total current liabilities                     5,595,859       6,618,622


STOCKHOLDERS' EQUITY
 Common stock, Class A,
  $.10 par value authorized
  100,000 shares; issued and
  outstanding, 15,450 shares                               1,545           1,545
 Common stock, Class B,
  $.10 par value authorized
  1,000,000 shares; issued
  and outstanding, 75,930 shares                           7,593           7,593
 Additional paid-in capital                               63,366          63,366
 Retained earnings                                     3,462,568       3,081,704
                                                       ---------       ---------

                                                       3,535,072       3,154,208
                                                       ---------       ---------
                                                       9,130,931       9,772,830
                                                       =========       =========

                  CENTRAL ENGINEERING COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF INCOME AND
                                RETAINED EARNINGS
                                   (UNAUDITED)


                  INCOME

                                                           THREE MONTHS ENDED
                                                              SEPTEMBER 30
                                                         1997             1996
                                                       --------         --------
Earned revenue                                         4,369,702       3,625,795
Cost of
  earned revenue                                       3,633,418       2,977,648
                                                       ---------       ---------

 Gross profit                                            736,284         648,147

Sales expense                                            366,634         324,490
Other operating expenses                                 232,839         284,766
                                                       ---------       ---------

 Total operating expenses                                599,473         609,256

 Operating income (loss)                                 136,811          38,891
Interest expense                                               0               0
                                                       ---------       ---------

 Income (loss)
  before income taxes                                    136,811          38,891

Income taxes (credit)                                     48,000          16,000
                                                       ---------       ---------

 Net income (loss)                                        88,811          22,891
                                                       =========       =========


                  RETAINED EARNINGS

Beginning of year                                      3,373,757       3,058,813
Net income (loss)                                         88,811          22,891
                                                       ---------       ---------

                                                       3,462,568       3,081,704
                                                       =========       =========



                  CENTRAL ENGINEERING COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                        THREE MONTHS ENDED
                                                            SEPTEMBER 30
                                                  1997                   1996
                                                  ----                   -----
Cash Flows from Operating Activities
 Net income                                      88,811                  22,891
 Adjustments to reconcile net income
  to net cash provided by operating
  activities:
  Depreciation                                   38,100                  56,850
  Changes in assets and liabilities:
   Accounts receivable                         (304,508)               (373,872)
   Billings in excess of costs and
    estimated profits on uncompleted
    contracts, net                              731,402               1,224,219
   Income taxes                                (115,500)                 (7,093)
   Accounts payable                            (468,029)               (232,392)
   Other                                       (102,834)                569,223
                                             ----------              ----------
    Net cash provided (used) by
     operating activities                      (132,558)              1,259,826

Cash Flows From Investing Activities
 Purchase of property and equipment             (15,027)                (37,145)
                                             ----------              ----------

   Increase (Decrease) in cash and
    cash equivalents                           (147,485)              1,222,681

Cash and Cash Equivalents
  Beginning                                   2,151,702                 673,054
                                             ----------              ----------
  Ending                                      2,004,117               1,895,735
                                             ==========              ==========

               NOTE TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           CENTRAL ENGINEERING COMPANY

                               SEPTEMBER 30, 1997

NOTE A - BASIS OF PRESENTATION

The condensed consolidated financial statements as of and for the three month periods ended September 30, 1997 and 1996, have been prepared by the company without audit. In the opinion of management, such condensed consolidated financial statements reflect all adjustments necessary (consisting of normal recurring accruals) for a fair presentation.